EXHIBIT 23.2

                 [Letterhead of Chisholm Bierwolf & Nilson LLC]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 2004 relating to the financial statements of Securac Corp., which appears in Securac Corp.'s Annual Report on Form 10-KSB for the year ended December 31, 2003.


                                        /S/ Chisholm Bierwolf & Nilson LLC
                                        ---------------------------------------
                                        Chisholm Bierwolf & Nilson LLC


Bountiful, Utah
January 20, 2005